Property, plant and equipment, net	12 Months Ended
Dec. 31, 2012
Property, plant and equipment, net
Property, plant and equipment, net

10.       Property, plant and equipment, net

Property, plant and equipment, net, consisted of the following:

	As of December 31,	As of December 31,
	2011	2012
	RMB	RMB
Buildings	888,541	1,156,762
Furniture, fixtures and office equipment	63,972	79,425
Motor vehicles	18,961	25,903
Machinery and equipment	3,831,912	4,065,354
Leasehold improvements	89,763	132,542
Total *	4,893,149	5,459,986
Less: accumulated depreciation	(1,036,207)	(1,629,798)
Subtotal	3,856,942	3,830,188
Construction-in-progress	1,242,266	617,281
Property, plant and equipment, net	5,099,208	4,447,469

* Includes impairments of long-lived assets of RMB 303,068 and RMB 397,789 for respective years as impairments are treated as permanent reductions in the carrying amounts of the assets.

As of December 31, 2012, the Group pledged its buildings with the net book value of RMB 103,761 and RMB 244,751 to secure two long-term bank borrowings of RMB 130,000 and RMB 118,000 from Export-Import Bank of China and Agricultural Bank of China, respectively.

For the years ended December 31, 2010, 2011 and 2012, total interest capitalized was RMB 28,626, RMB 50,912 and RMB 51,783, respectively.

Depreciation expense was RMB 285,435, RMB 475,278 and RMB 646,955 for the years ended December 31, 2010, 2011 and 2012, respectively, and is recorded in manufacturing overhead, selling, general and administrative expenses, research and development expenses.

The Group evaluates long-lived assets for impairment if events or changes in circumstances indicated that the carrying value of such assets may not be recoverable. Considering a rapid and continued decrease in selling price of multi-crystalline wafers and inadequate utilization of machines, the Group determined a two step impairment analysis is required in the year ended December 31, 2011 and 2012. In step one impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce multi-crystalline wafers were less than their carrying value, which required the step two impairment test. In the step two impairment analysis, the Group estimated the fair value based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. This resulted in a pre-tax charge of RMB 303,068 and RMB 250,697 recorded in the impairment loss on property, plant and equipment in the Consolidated Statements of Operations and Comprehensive Income/(Loss) in 2011 and 2012, respectively. Although assumptions used in estimates of future cash flows are management best estimates, such assumptions are, by nature, highly judgmental and may vary significantly from actual results.

Additionally, in the year ended December 31, 2012, the Group recorded long-lived asset impairment of RMB 147,092 related to the retirement of each 300MW outdated solar cells and solar modules facilities at JA Hebei and JA Fengxian facilities, respectively.